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                                                                    EXHIBIT 99.2

                         PRO FORMA TRANSACTION STRUCTURE

                                    [CHART]

     |-------|            |------|          |--------|
     |LIBERTY|            |PUBLIC|          |FOUNDERS|
     |  76%  |            |  20% |          |   4%   |
     |-------|            |------|          |--------|
             *                *               * *
               *              *             *   *
                 *            *           *     *
                   *          *         *       *
                     *    |-------|   *         *
                       *  |NEW UGC| *          0.5%
                          |-------|             *
                              *   *             *
                              *    *            *
   |-----------|              *     *           *
   |   $896M   |              *      *          *
   | BELMARKEN | **************       *         *
   |   LOAN    |              *        *  99.5% *
   |-----------|              *         * |------------|
                              *           |  OLD UGC   |
   |-----------|              *           |------------|
   |   $1.7B   |              *            *         *
   | HIGH YIELD| **************            *         *
   |   BONDS   |              *            *         *
   |-----------|              *           53%        *
                              *            *         *
                              *           *          *
                              *          *           *
                              *         *            *
                         |----------|  *        |------------|
                         |   UPC    | *         |OTHER ASSETS|
                         |----------|           |------------|